SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


Current Report on Form 8-K/A Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:   April 8, 1998                        Commission File:   0-9416



                     FRANKLIN CONSOLIDATED MINING, CO., INC.
             (Exact Name of Registrant as specified in its charter)


         Delaware                                         13-2879202
(State or other Jurisdiction of                (IRS Employer Identification No.)
Incorporation or Organization)


                   76 Beaver Street, New York, New York 10005
                    (Address of Principal Executive Offices)


Registrants Telephone Number
Including area code:                                              (212) 344-2828

Item 4. Changes in Registrants Certifying Accountant.

     On February 23, 1998, the Company notified J.H. Cohn, LLP ("J.H. Cohn, LLP") of its decision to dismiss the firm as its independent auditors and of intention to retain Lazar Levine & Felix, LLP as its independent accountants for year ended December 1997 The decision to dismiss J.H. Cohn, LLP was approved by the Board of Directors of the Company.

     During the two most recent fiscal years of the Company, none of the reports of J.H. Cohn, LLP on the financial statements of the Company contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to audit scope, or accounting principles; however, J.H. Cohn, LLP has qualified or modified its reports on the financial statements of the Company as a going concern. During the two most recent fiscal years and any subsequent interim period preceding the dismissal of J.H. Cohn, LLP, there were no disagreements between the Company and J.H. Cohn, LLP concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would have caused J.H. Cohn, LLP to make a reference to the subject matter thereof in its report had such disagreement not been resolved to the satisfaction of J.H. Cohn, LLP.

     For the two most recent fiscal years of the Company and any subsequent interim period preceding the dismissal of J.H. Cohn, LLP, J.H. Cohn, LLP has not advised the Company that (a) the internal controls necessary for the Company to develop reliable financial statements do not exist, (b) information had come to its attention that led it to no longer be able to rely on management's representations, or has made it unwilling to be associated with any financial statements which may have been prepared by management, (c) it should expand significantly the scope of its audit or that information had come to its attention that if further investigated may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by the audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or
(ii) cause it to be unwilling to rely on management's representations or be associated with management's representation or be associated with the Company's financial statements and due to the dismissal of J.H. Cohn, LLP by the Company or for any other reason, the scope of J.H. Cohn's audit was not expanded or further investigation was not conducted, or (d) information had come to its attention that it has concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by the audit report ( including information that , unless resolved to J.H. Cohn's satisfaction would prevent it from rendering an unqualified audit report on those financial statements), and due to J.H. Cohn's dismissal, the issue has not been resolved to J.H. Cohn's satisfaction prior to its dismissal.

     On April 1, 1998 the Company retained Lazar Levine & Felix LLP as its independent auditors.

Item 5. - Other Events

     Resignation of Vice-President of Finance: On February 20, 1998, Robert J. Levin resigned his position as Vice President of Finance effective on that date. The Board of Directors of the Company accepted the resignation.

Item 7. Financial Statements and Exhibits

     Financial Statements

          None

     Exhibits

          Press Release dated February 20, 1998 submitted 3/17/98


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FRANKLIN CONSOLIDATED MINING CO., INC.




Dated: April 8, 1998                       /s/ J. Terry Anderson, President
                                           --------------------------------
                                           J. Terry Anderson, President

                                       3